UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2002

SUPERIOR ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20310	75-2379388
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1105 Peters Road, Harvey, Louisiana 70058 (Address of principal executive offices) (Zip Code)

 (504) 362-4321
(Registrant's telephone number, including area code)

Item 5.     Other Events.

             On April 26, 2002, Superior Energy Services, Inc. issued the press release attached hereto as Exhibit 99.

Item 7.     Financial Statements and Exhibits.

             (a) Exhibits.

  Press release issued by Superior Energy Services, Inc. on April 26, 2002, announcing that it has purchased and taken delivery of the newly constructed Dixie Endeavor, a 250-foot class liftboat.

SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR ENERGY SERVICES, INC.

By: /S/ ROBERT S. TAYLOR
Robert S. Taylor Chief Financial Officer

Dated: April 30, 2002